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                                                                    EXHIBIT 24.1







To the Board of Directors and Shareholders of ECO-FORM, INC.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                 /s/MOORE STEPHENS DOEREN MAYHEW

Troy, Michigan
October 10, 2000